American Century ETF Trust Statement of Additional Information Supplement Avantis® Credit ETF
Supplement dated April 12, 2025 ■ Statement of Additional Information dated January 1, 2025

The following replaces the information for Avantis Credit ETF in the Costs Associated with Creation Transactions table in the Creation and Redemption of Creation Units section on page 40:

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Avantis Credit ETF	$250	3%
1 As a percentage of the NAV per Creation Unit.

The following replaces the information for Avantis Credit ETF in the Costs Associated with Redemption Transactions table in the Creation and Redemption of Creation Units section on page 42:

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
Avantis Credit ETF	$250	2%
1 As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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